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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ----------

                             SMARTSOURCES.COM, INC.
             (Exact Name of Registrant as Specified in Its Charter)


              COLORADO                                   84-1073083
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

2030 MARINE DRIVE                                         V7P 1V7
SUITE 100                                                (Zip Code)
NORTH VANCOUVER, BRITISH COLUMBIA
CANADA
(Address of Principal Executive Offices)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A(c), please check the following           A(d), please check the following
box. [ ]                                   box.  [X]

Securities Act registration statement file number to which this
form relates:      333-32824
                ---------------
                (If applicable)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

      Title of Each Class                     Name of Each Exchange on Which
      to be so Registered                     Each Class is to be Registered
      -------------------                     ------------------------------
            None                                          None

----------------------------------            --------------------------------

----------------------------------            --------------------------------
SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  Common Stock

--------------------------------------------------------------------------------
                                (Title of Class)

--------------------------------------------------------------------------------
                                (Title of Class)





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SMARTSOURCES.COM, INC. REGISTRATION STATEMENT ON FORM 8-A


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities," commencing at page 39 of the Form SB-2, No. 333-32824, filed with the Securities and Exchange Commission (the "Commission") on March 20, 2000, and is incorporated herein by reference.


ITEM 2. EXHIBITS.

         4.1 Specimen Certificate for Registrant's Common Stock.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  SMARTSOURCES.COM, INC.
                                                  (Registrant)


Date:  May 15, 2000                               By:  /s/ Darryl Cardey
                                                     -------------------------
                                                    Chief Financial Officer



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                               INDEX TO EXHIBITS.

Exhibit
Number                            Description
-------                           -----------
4.1          Specimen Certificate for Registrant's Common Stock.